UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2007

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD

On August 21, 2007, Union Bankshares Company (the “Company”) sent its shareholders a letter, dated August 21, 2007, and a copy of the press release, dated August 14, 2007, regarding the definitive agreement with Camden National Corporation (“Camden”) for the Company to merge with and into Camden. A copy of the Company’s shareholder letter, dated August 21, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s press release, dated August 14, 2007, was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 15, 2007, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Shareholder letter dated August 21, 2007.

99.2	Press release dated August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Sally J. Hutchins
Name:	Sally J. Hutchins
Title:	Senior Vice President and Clerk

Date: August 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder letter dated August 21, 2007.

99.2	Press release dated August 14, 2007 (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 15, 2007.)